Other operating income	12 Months Ended
Dec. 31, 2021
Other Operating Income [Abstract]
Other operating income
5 Other Operating Income
Other operating income of £196 million (2020: £188 million; 2019: £163 million) comprises income that is associated with the Group’s normal activities, but which falls outside the definition of turnover and includes one-off capital profits on property sales and one-off disposals of fixed assets.
As explained in note 31, the Group recognised £5 million (2020: £58 million; 2019: £86 million) in respect of a tax case in Brazil. In addition, during 2021, £130 million of the unrecognised contingent asset in respect of historical VAT on social contributions claims was sold to financial institutions for £45 million.
Also, in 2021, R.J. Reynolds Tobacco Company (RJRT) reached an agreement with several Master Settlement Agreement (MSA) states to waive RJRT’s claims under the MSA in connection with a settlement between those MSA states and a non-participating manufacturer, S&M Brands, Inc. (S&M Brands), under which the states released certain claims against S&M Brands in exchange for receiving a portion of the funds S&M Brands had deposited into escrow accounts in those states pursuant to the states’ escrow statutes. In consideration for waiving claims, RJRT, together with Santa Fe Natural Tobacco Company, received approximately £40 million from the escrow funds paid to those MSA states under their settlement with S&M Brands.
In 2019, as discussed in note 7, certain items of operating income have been incurred as part of the Group’s restructuring and integration activities.